UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Take-Two Interactive Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 16, 2020.

Meeting Information
TAKE-TWO INTERACTIVE SOFTWARE, INC.	Meeting Type: Annual Meeting
For holders as of: July 20, 2020
Date: September 16, 2020 Time: 9:00 AM EDT
Location: W Hotel 201 Park Avenue South New York, NY 10003

We intend to hold our annual meeting in person. However, the health and safety of our shareholders are important to us and as part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that our Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website at www.take2games.com and filed with the SEC as additional proxy materials. If you are planning to attend our meeting, please check our website the week of the meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT     ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:	www.proxyvote.com
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— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors	2.	Approval, on a non-binding advisory basis, of the compensation of the Company’s “named
	Nominees:		executive officers” as disclosed in the Proxy
Statement.

1a.	Strauss Zelnick	3.	Approval of the Amended and Restated Take-Two
Interactive Software, Inc. 2017 Stock Incentive
1b.	Michael Dornemann		Plan.

		4.	Ratification of the appointment of Ernst & Young
1c.	J. Moses		LLP as our independent registered public
accounting firm for the fiscal year ending
1d.	Michael Sheresky		March 31, 2021.

NOTE: Such other business as may properly come
1e.	LaVerne Srinivasan	before the meeting or any adjournment thereof.

1f.	Susan Tolson

1g.	Paul Viera

1h.	Roland Hernandez

Voting Instructions